UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016 (December 30, 2016)

HOLLYFRONTIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On December 30, 2016, HollyFrontier Corporation (the “Company”) issued a press release providing updates on fourth quarter refinery maintenance at its subsidiaries’ refineries. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 in its entirety.
The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 8.01     Other Events.

On November 21, 2016, the Company voluntarily paid off its $350 million Senior Unsecured 3-Year Term Loan Agreement, dated as of April 28, 2016, by and among the Company, as borrower, Toronto Dominion (Texas) LLC, as administrative agent (the “Agent”), and each of the financial institutions party thereto as lenders (as amended, restated, supplemented or otherwise modified, the “Term Loan Agreement”), as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of November 14, 2016, by and among the Company, as borrower, the Agent, as administrative agent, and each of the financial institutions party thereto as lenders (the “Amendment”).

The Term Loan Agreement had a term of three years, maturing on April 28, 2019, and was a senior unsecured term loan. Once repaid, amounts borrowed under the Term Loan Agreement could not be reborrowed. The Term Loan Agreement was available to fund general corporate purposes. The Company was permitted to prepay all loans under the Term Loan Agreement at any time without penalty, except for payment of certain breakage and related costs.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 28, 2016, and the Amendment, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 16, 2016.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of the Company issued December 30, 2016.*
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

	By:	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President and Chief Financial Officer

Dated: December 30, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company issued December 30, 2016.*
* Furnished herewith.